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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


         The Board of Directors of Newhall Management Corporation and Partners of The Newhall Land and Farming Company:

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                            /s/ KPMG PEAT MARWICK LLP
                            -------------------------------------
                            KPMG Peat Marwick LLP


Los Angeles, California
June 23, 1998